SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (date of earliest event reported): May 10/17, 2001

                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                    1-9553                    04-2949533
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(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)               Number)                Identification No.)



                     1515 Broadway, New York, New York 10036
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 258-6000

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Item 5.       Other Events.

              On May 17, 2001, Viacom Inc., a Delaware corporation ("Viacom"), closed a sale of $1.4 billion of global debt securities, comprised of 5- and 10-year maturities. Proceeds from the sale of securities were to be used to repay existing short-term debt.

              Previously, on May 10, 2000, Viacom had announced its intention to issue these securities. A copy of the press release issued by Viacom dated May 10, 2001 describing Viacom's intention to sell the global debt securities, is attached hereto as Exhibit 99.1.

Item 7.       Financial Statements and Exhibits.

              (a) The following exhibit is filed as part of this report on
                  Form 8-K:

                  99.1 Press Release issued by Viacom dated May 10, 2001 (relating to a transaction closed on May 17, 2001).



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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               VIACOM INC.

                                               By: /s/ Michael D. Fricklas
                                                  ------------------------------
                                                   Name:  Michael D. Fricklas
                                                   Title: Senior Vice President,
                                                          General Counsel and
                                                          Secretary





Date:  June 1, 2001


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                                  EXHIBIT INDEX


Exhibit No.         Description
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99.1                Press Release issued by Viacom dated May 10, 2001 (relating to a transaction closed on May 17, 2001).




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